UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 14, 2020
Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		95-4081636
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 1200	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Election of Director

On August 14, 2020, the Board of Directors (the “Board”) of Jacobs Engineering Group Inc. (the “Company”) elected Vincent K. Brooks to serve as a director of the Company until the annual meeting of shareholders in 2021. This appointment fills an existing vacancy on the Board. The Board, after consideration of all facts and circumstances, affirmatively determined that Mr. Brooks is an independent director under the corporate governance standards of the New York Stock Exchange and the Company’s guidelines for determining independence.

In connection with his election, Mr. Brooks will receive the standard, annual compensation for the Company’s non-management directors. This annual compensation includes (i) a cash retainer in the amount of $115,000 per year, and (ii) pursuant to the Company’s 1999 Outside Director Plan, as amended and restated, an award of restricted stock units with an aggregate value of $180,000, pro-rated based on his election date. Mr. Brooks will also be eligible to participate in the Jacobs Director Deferral Plan.

There were no understandings or other agreements or arrangements between Mr. Brooks and any other person pursuant to which he was appointed as a director of the Company.

On August 17, 2020, the Company issued a press release announcing the appointment of Mr. Brooks to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached hereto as Exhibit 99.1 is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits
(d)Exhibits:

99.1	Press Release, dated August 17, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 17, 2020

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
President
and Chief Financial Officer
(Principal Financial Officer)